Supplement to the
Fidelity® Treasury Money Market Fund
Advisor C Class
December 30, 2017
Prospectus

The following information supplements information found in the “Shareholder Information” section.

Conversion Feature. After a maximum of 10 years from the initial date of purchase, Class C shares convert automatically to Daily Money Class shares of the fund. Conversion to Daily Money Class shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains, if any, (Dividend Shares) will also convert to Daily Money Class shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. The fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. The policy will be effective March 1, 2019, however, prior to this date, or such other date as may be determined by the Adviser, the fund will permit an intermediary to transition Class C shares to Daily Money Class shares, regardless of holding period, if the intermediary is unable to administer this conversion policy. Such transitions to Daily Money Class shares will be made at NAV minus any applicable CDSC.

DMFB-DMFC-18-01 1.480136.137	June 1, 2018